Exhibit 4.1

NUMBER
C-
SHARES
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 81256L104

SEASTAR MEDICAL HOLDING CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.0001 EACH OF THE COMMON STOCK OF

SEASTAR MEDICAL HOLDING CORPORATION

(THE “COMPANY”)

transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all provisions of the Third Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Company and the facsimile signatures of its duly authorized officers.

Chief Executive Officer	[Corporate Seal]	Chief Financial Officer
Delaware

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common				under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                  hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER(S) OF ASSIGNEE(S))

(PLEASE PRINT OR TYPEWRITE NAME(S) AND ADDRESS(ES), INCLUDING ZIP CODE, OF ASSIGNEE(S))

shares of the capital stock represented by the within Certificate, and hereby irrevocably constitutes and appoints

Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 (OR ANY SUCCESSOR RULE).